                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2000

                         True North Communications Inc.
-------------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

Delaware                                1-5029                36-1088162
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


101 East Erie Street, Chicago, Illinois                          60611-2897
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           (312) 425-6500
-------------------------------------------------------------------------------

                              (Not Applicable)
-------------------------------------------------------------------------------
        Former name or former address, if changed since last report

     Item 9.  Regulation FD Disclosure

     On December 5, 2000, the Registrant's Chief Executive Officer and Chief Financial Officer presented an overview of the Registrant at the Credit Suisse First Boston Media Week Conference. The presentation materials used by Registrant's Chief Executive Officer and Chief Financial Officer are hereby submitted for filing.

     (c)  Exhibits:

   99.1 Presentation Materials given at the Credit Suisse First Boston Media Conference on December 5, 2000. The materials will also be available on the Registrant's web site (www.truenorth.com) for a limited time.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRUE NORTH COMMUNICATIONS INC.


                                     By  /s/ Kevin J. Smith
                                       -----------------------------
                                             Kevin J. Smith
                                       Chief Financial Officer

Dated:   December 5, 2000

                               EXHIBIT INDEX


Exhibit No.                  Description
----------                   ------------
99.1                         Presentation Materials given at the Credit
                             Suisse First Boston Media Conference on
                             December 5, 2000. The materials will also be available on the Registrant's web site
                             (www.truenorth.com) for a limited time.